UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):  February 27, 2006

Diamond Jo, LLC	Peninsula Gaming, LLC	Peninsula Gaming Corp.
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Delaware	Delaware	Delaware
(State or other jurisdiction of incorporation or organization)	(State or other jurisdiction of incorporation or organization)	(State or other jurisdiction of incorporation or organization)

42-1483875	20-0800583	25-1902805
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

3rd Street Ice Harbor

P.O. Box 1750

Dubuque, Iowa  52001-1750

(Address of executive offices, including zip code)

(563) 583-7005

(Registrant's telephone number, including area code)

Item 2.02	Results of Operations and Financial Condition.

                         On February 27, 2006, Peninsula Gaming, LLC issued a press release which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                         The information in this Current Report on Form 8-K and the attached press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

SIGNATURES

                         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENINSULA GAMING, LLC

By:	/s/ M. Brent Stevens
Name: M. Brent Stevens Title: Chief Executive Officer

DIAMOND JO, LLC

By:	/s/ M. Brent Stevens
Name: M. Brent Stevens Title: Chief Executive Officer

PENINSULA GAMING, CORP.

By:	/s/ M. Brent Stevens
Name: M. Brent Stevens Title: Chief Executive Officer

Date:  February 28, 2006

EXHIBIT INDEX

Exhibit Number

99.1	Press release, dated February 27, 2006, issued by Peninsula Gaming, LLC.